WADDELL & REED ADVISORS FUNDS

Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors International Growth Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Supplement Dated February 26, 2004 To Prospectus Dated October 31, 2003

Redemption Fee

The following supplements the information in the section entitled "Fees and Expenses" for each Fund

The Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 5 days; however, Waddell & Reed Advisors International Growth Fund, Inc. will continue to deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 30 days. This fee also applies to Class A shares purchased without a sales charge. This fee will become effective for shares purchased on or after May 1, 2004.

The following replaces the information in the section entitled "Important Information about the Redemption/Exchange Fee"

To further discourage the use of the Funds as a vehicle for excessive short-term trading, Waddell & Reed Advisors International Growth Fund will continue to deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 30 days. For shares purchased on or after May 1, 2004, each of the other Funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 5 days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

The following exclusions, from both the 5-day and 30-day redemption fees, apply:

1.

certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in dynamic asset allocation programs comprised of multiple Funds within the Waddell & Reed Advisors Family of Funds and/or the Ivy Family of Funds that periodically rebalance mutual fund holdings in response to prevailing economic, political and/or financial conditions.

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Excessive Short-Term Trading Policy

The Funds are intended for long-term investment purposes. The Funds may take reasonable steps to seek to deter excessive short-term trading in their shares. Excessive short-term trading into and out of a Fund may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Excessive short-term trading may also increase the expenses of WRSCO and/or W&R, thereby indirectly affecting the Fund's shareholders. A Fund may limit, suspend, and/or permanently terminate, the exchange privilege of any investor and may reject future purchases of Fund shares by such investor at any time. In addition, each Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. In exercising any of the foregoing rights, a Fund may consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part by a Fund. Transactions placed in violation of this policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Although the Funds, W&R and WRSCO will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries, mainly due to the fact that the intermediary maintains the underlying shareholder account, and the Fund cannot identify transactions by underlying investors. Transactions accepted by a financial intermediary in violation of the Funds' policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

NAV purchases of Class A shares

The following replaces the information in the second bullet under "Waivers for Certain Investors--Class A shares may be purchased at NAV by:"
  Until June 30, 2004, clients of Legend Equities Corporation if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within sixty (60) days of such redemption

NUS1200E